UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 12, 2022

Gladstone Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00237	54-2040781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GLAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 12, 2022, Gladstone Capital Corporation (the “Company”) amended and restated its existing advisory agreement, as amended (the “Agreement”), with Gladstone Management Corporation, a registered investment adviser (the “Adviser”), by entering into the Fourth Amended and Restated Investment Advisory and Management Agreement between the Company and the Adviser (the “Amended Agreement”). The Company’s entrance into the Amended Agreement was approved unanimously by its board of directors (the “Board”), including, specifically, its independent directors.

The Amended Agreement maintains the temporary revised higher “hurdle rate” included in the calculation of the Incentive Fee at 2% per quarter (8% annualized) for the period beginning April 1, 2022 through March 31, 2023. Such revised “hurdle rate” initially went into effect on April 1, 2020.

The Amended Agreement maintains the revised “hurdle rate” of 2.00% per quarter (8% annualized), which has been in effect since April 1, 2020, and increases the excess Incentive Fee hurdle from 2.1875% per quarter (8.75% annualized) to 2.50% per quarter (10.00% annualized), up from the 2.4375% per quarter (9.75% annualized) in effect since April 1, 2020.

The calculation of the other fees in the Advisory Agreement remain unchanged. The revised Incentive Fee calculations will begin with the fee calculations for the quarter ending June 30, 2022. All other terms of the Agreement remained the same. All capitalized terms not defined in this Current Report on Form 8-K are defined in the Amended Agreement.

The description above is only a summary of the material provisions of the Amended Agreement and is qualified in its entirety by reference to a copy of the Amended Agreement, which will be filed with the Company’s next periodic report.

Item 7.01. Regulation FD Disclosure.

On April 12, 2022, the Company issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for its common stock for each of April, May and June 2022.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Gladstone Capital Corporation on April 12, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation

Date: April 12, 2022	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand
Chief Financial Officer & Treasurer